               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                 The R.O.C. Taiwan Fund
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND                                             April 7, 1997
c/o Dewe Rogerson, 850 Third Avenue, 20th Floor, New York, New York 10022,
Telephone: 1-800-343-9567


Dear Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust'), which will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 3, 1997 at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.

     At the Meeting, shareholders will:

      (i) Elect three trustees, each to serve for a term expiring on the date of the 2000 Annual Meeting of Shareholders or the special meeting in lieu thereof;

      (ii) Consider and take action upon a proposal to ratify the selection by the Board of Trustees of KPMG Peat Marwick as independent public accountants of the Trust for its fiscal year ending December 31, 1997; and

     (iii) Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

     The Board of Trustees recommends that you vote in favor of proposals (i) and (ii) and against proposal (iii).

     Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

     If you are a beneficial owner holding shares through a broker-dealer, please note that, under the rules of the New York Stock Exchange, broker-dealers may not vote your shares on the proposal described in paragraph (iii) above without your instructions. In addition, if you are a beneficial owner holding shares through a bank or trust company nominee, you may find that such nominee will not vote your shares in respect of some or all of the matters to be considered at the Meeting without your instructions. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as shareholders.

     Time will be provided during the Meeting for discussion, and shareholders present will have an opportunity to ask questions about matters of interest to them.

                                 Respectfully,

                 /s/ Theodore S.S. Cheng                                    /s/  Daniel K. L. Chiang
               ----------------------------                              --------------------------------
                   Theodore S.S. Cheng                                        Daniel K. L. Chiang
                        Chairman                                     President and Chief Executive Officer

IMPORTANT MATTERS WILL BE CONSIDERED AT THE MEETING, AND YOUR VOTE MAY BE NECESSARY TO INSURE THE PRESENCE OF A QUORUM AT THE MEETING. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS TO PERSONS HOLDING SHARES OF RECORD ON THEIR
                                 BEHALF, PROMPTLY.

                             THE R.O.C. TAIWAN FUND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 3, 1997

To the Shareholders of
The R.O.C. Taiwan Fund:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust') will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 3, 1997 at 9:30 a.m., New York City time, for the following purposes:

     1. To elect three trustees, each to serve for a term expiring on the date of the 2000 Annual Meeting of Shareholders or the special meeting in lieu thereof.

     2. To consider the ratification of the selection by the Board of Trustees of KPMG Peat Marwick as independent public accountants of the Trust for its fiscal year ending December 31, 1997.

     3. To consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on Friday, March 21, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

     You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.


                                         BY ORDER OF THE BOARD OF TRUSTEES

                                         James M. Wang, Secretary
April 7, 1997

                             THE R.O.C. TAIWAN FUND
                                PROXY STATEMENT

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the 'Board of Trustees' or the 'Board') of The R.O.C. Taiwan Fund (the 'Trust') for use at the Annual Meeting (the 'Meeting') of holders (the 'Shareholders') of shares of beneficial interest of the Trust (the 'Shares') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 3, 1997 at 9:30 a.m., New York City time, and at any adjournment thereof.


     This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about April 10, 1997. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to Marc E. Perlmutter, Assistant Secretary of the Trust, at the Trust's address at c/o Dewe Rogerson, 850 Third Avenue, 20th Floor, New York, New York 10022) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on June 2, 1997 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named, for proposal II and against proposal III described below in this Proxy Statement.


     The Board of Trustees has fixed the close of business on Friday, March 21, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of trustees. Abstentions and 'non-votes' will be counted as present in determining the existence of a quorum. (A 'non-vote'
occurs when a nominee (typically, a broker-dealer) holding shares for a beneficial owner attends a meeting with respect to such shares (in person or by proxy) but does not vote on one or more proposals because the nominee does not have discretionary voting power with respect thereto and has not received instructions from the beneficial owner.) The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting will be required at the Meeting to elect the nominees for election as trustees and for the ratification of KPMG Peat Marwick as independent public accountants of the Trust; therefore, abstentions and 'non-votes' will not have the effect of votes in opposition to the election of a trustee or 'no' votes on the proposed ratification of the selection of the independent public accountants of the Trust. However, because proposal III below would require for its adoption the affirmative vote of a majority of all outstanding Shares, abstentions and 'non-votes' will have the effect of votes in opposition to the adoption of proposal III. As of the record date, the Trust had outstanding 33,815,376 Shares. One third of such Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting.

     International Investment Trust Company Limited, the investment adviser and manager of the Trust (the 'Adviser'), knows of no business other than that mentioned in proposals I, II and III below that will be presented for consideration at the Meeting. If any other matter is properly presented, the persons named in the enclosed proxy will vote in accordance with their discretion.

     To the knowledge of the Adviser, no person owned beneficially more than 5% of the outstanding Shares at March 31, 1997.


     The Adviser's address is 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, Republic of China. The address of Dewe Rogerson Inc., which provides certain administrative services for the Trust, is 850 Third Avenue, 20th Floor, New York, New York 10022.

                            I. ELECTION OF TRUSTEES

     The trustees of the Trust are divided into three classes, each having a term of three years; the term of one class expires each year. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of the three nominees listed below as trustees of the Trust, each to serve for a term expiring on the date of the 2000 Annual Meeting of Shareholders or the special meeting in lieu thereof. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board of Trustees to replace such nominee.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for election as a trustee of the Trust. Messrs. Kuczynski, Kung and Wang are currently trustees of the Trust.

----------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and             Positions with Affiliated Persons of the
     Nominee (Age)                   Term of Office as Trustee                               Trust
----------------------------------------------------------------------------------------------------------------------
 Pedro-Pablo Kuczynski     Trustee since 1989 and until the 1997 Annual   President and Chief Executive Officer, Latin
 (58)                      Meeting of Shareholders or the special         America Enterprise Capital Corporation,
 Grand Bay Plaza           meeting in lieu thereof                        since June 1995; President and Chief
 2665 S. Bayshore Drive                                                   Executive Officer, Westfield Capital Ltd.,
 Suite 1101                                                               since 1992; Director, Siderurgica Argentina
 Coconut Grove, Florida                                                   S.A.; Director, BHP Tintaya; Member of the
 33133                                                                    International Advisory Board, Toyota Motor
 U.S.A.                                                                   Corporation; Director, Stein S.A.; Chairman
                                                                          of the Board and Director, Edelnor S.A.;
                                                                          Chairman, First Boston International, and
                                                                          Managing Director, The First Boston
                                                                          Corporation, 1982-92; Director of the
                                                                          Adviser, 1989-1990; Minister of Energy and
                                                                          Mines, Government of Peru, 1980-82;
                                                                          President and Chief Executive Officer, Halco
                                                                          Inc. (mining company), 1977-80

 Li-Yin Kung (84)          Trustee since 1989 and until the 1997 Annual   Director, China Trust Bank of New York,
 19 Capi Lane              Meeting of Shareholders or the special         since 1989; Director, The Chinese-American
 Port Washington, NY       meeting in lieu thereof                        Bank, since 1980
 11050
 U.S.A.

                                                  (table continued on next page)

(table continued from previous page)


----------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and             Positions with Affiliated Persons of the
     Nominee (Age)                   Term of Office as Trustee                               Trust
----------------------------------------------------------------------------------------------------------------------
* Gregory Kuo-Hua Wang     Trustee since 1989 and until the 1997 Annual   President, United World Chinese Commercial
  (64)                     Meeting of Shareholders or the special         Bank ('UWCCB'), Taipei, Taiwan, since 1989;
  65 Kuanchien Road        meeting in lieu thereof                        Executive Vice President, UWCCB, Taipei,
  Taipei, Taiwan, R.O.C.                                                  Taiwan, 1977-89; Director, UWCCB; Director
                                                                          of the Adviser, 1983-89; Chairman, UWCB
                                                                          Futures Corp.; Vice Chairman, Grand Pacific
                                                                          Petrochemical Corporation; Managing
                                                                          Director, Bankers Institute of the R.O.C.;
                                                                          Managing Director, National Credit Card
                                                                          Center of the R.O.C.; Chief Supervisor,
                                                                          Taipei Foreign Exchange Market Development
                                                                          Foundation; Supervisor, Taipei Forex Inc.;
                                                                          Director, Bankers Association of the
                                                                          Republic of China; Director, Grand Cathay
                                                                          Securities Corp.; Director, Wyse Technology
                                                                          Inc.; Director, Chinese National Association
                                                                          of Industry and Commerce; Director, Taiwan
                                                                          Real-Estate Management Company; Governor,
                                                                          Taipei World Trade Center Club
----------------------------------------------------------------------------------------------------------------------


* Trustee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act')) of the Trust. Mr. Wang is deemed to be an interested person because of his affiliation with UWCCB, a shareholder of the Adviser.

     Mr. Wang, who is a citizen and resident of the Republic of China (the 'R.O.C.'), is neither a citizen nor a resident of the United States. There can be no assurance that Mr. Wang will have any assets in the United States that could be attached in connection with any action, suit or proceeding to enforce the provisions of U.S. securities laws. The Trust has been advised by its R.O.C. counsel that an R.O.C. court will enforce liabilities predicated solely upon U.S. securities laws if (i) the court properly obtained jurisdiction, (ii) there was proper service of process, (iii) the judgment does not contravene public order or good morals and (iv) the judgments of R.O.C. courts are reciprocally recognized by U.S. courts.

INFORMATION CONCERNING OTHER TRUSTEES
     The names and addresses of the trustees of the Trust (other than the trustees who are also nominees referred to above) are set forth below, together with their positions, principal occupations and business experience during the past five years.


----------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and             Positions with Affiliated Persons of the
     Nominee (Age)                   Term of Office as Trustee                               Trust
----------------------------------------------------------------------------------------------------------------------
* Theodore S.S. Cheng      (i) Trustee since 1989 and until the 1998      President, The International Commercial Bank
  (66)                     Annual Meeting of Shareholders or the special  of China ('ICBC'), Taipei, Taiwan, since
  5/F, ICBC Building       meeting in lieu thereof; and (ii) Chairman of  1987; Consultant to the Adviser, 1993;
  100 Chilin Road          the Trust since 1989                           Chairman and Director of the Adviser,
  Taipei, Taiwan, R.O.C.                                                  1987-1993; Director, Grand Cathay Securities
                                                                          Co., Ltd., since 1988; General Manager,
                                                                          ICBC, Tokyo, Japan, 1985-87; Senior Vice
                                                                          President and General Manager, ICBC, Tokyo,
                                                                          Japan, 1977-85

                                                  (table continued on next page)

(table continued from previous page)
----------------------------------------------------------------------------------------------------------------------
                                                                          Principal Occupation and Business Experience
                                                                            (including all Directorships) during the
                                                                                   Past Five Years and Other
  Name and Address of               Position with the Trust and             Positions with Affiliated Persons of the
     Nominee (Age)                   Term of Office as Trustee                               Trust
----------------------------------------------------------------------------------------------------------------------
* Daniel K.L. Chiang       (i) Trustee since 1994 and until the 1999      President of the Adviser since January 1997;
  (41)                     Annual Meeting of Shareholders or the special  Director of the Adviser since February 1996;
  17th Floor               meeting in lieu thereof; and (ii) President    Executive Vice President of the Adviser,
  167 Fu Hsing North       and Chief Executive Officer of the Trust       1993-96; Vice President of the Adviser,
  Road                     since 1994                                     1987-93; Manager, Continental Illinois
  Taipei, Taiwan, R.O.C.                                                  National Bank, Taipei, Taiwan, 1984-87

  Raymund A. Kathe (73)    Trustee since 1989 and until the 1999 Annual   Retired since 1995; International Adviser to
  1121 Crandon Blvd.       Meeting of Shareholders or the special         the Chairman of the Bank of Hawaii,
  Key Biscayne, FL 33149   meeting in lieu thereof                        Honolulu, Hawaii, 1985-95; Senior Vice
  U.S.A.                                                                  President and Senior Corporate Officer,
                                                                          Asia-Pacific, Citicorp/Citibank, N.A.,
                                                                          1979-84

  David N. Laux (69)       Trustee since 1992 and until the 1998 Annual   President, USA-ROC Economic Council, since
  1726 M Street, NW        Meeting of Shareholders or the special         1990; Director, BPI Packaging Technology,
  Suite 601                meeting in lieu thereof                        Inc.; Chairman and Managing Director,
  Washington, D.C. 20036                                                  American Institute in Taiwan, 1986-90;
  U.S.A.                                                                  Director of Asian Affairs, National Security
                                                                          Council, the White House, 1982-86; Director
                                                                          of The Laux Company, 1977-1994

  Alfred F. Miossi (74)    Trustee since 1992 and until the 1998 Annual   Retired since 1987; Executive Vice
  2511 Kenilworth Avenue   Meeting of Shareholders or the special         President, Continental Illinois National
  Wilmette, Illinois       meeting in lieu thereof                        Bank & Trust Company of Chicago
  60091                                                                   ('Continental'), 1971-87; Head of
  U.S.A.                                                                  International Financial Services at
                                                                          Continental, 1985-87; Director of
                                                                          International Affairs at Continental,
                                                                          1980-85


* Trustee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act) of the Trust. Mr. Cheng is deemed to be an interested person because of his affiliation with ICBC, a shareholder of the Adviser. Mr. Chiang is deemed to be an interested person because of his affiliation with the Adviser.


     None of the trustees of the Trust beneficially owned any Shares at March 31, 1997.


     The Board of Trustees of the Trust held four meetings during the fiscal year ended December 31, 1996.

     The Trust's Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. Theodore S.S. Cheng, Daniel K.L Chiang, Pedro-Pablo Kuczynski and Gregory Kuo-Hua Wang. The Executive Committee did not meet during the fiscal year ended December 31, 1996.

     The Board of Trustees has an Audit Committee, the current members of which are Messrs. Raymund A. Kathe, Li-Yin Kung, David N. Laux and Alfred F. Miossi. The responsibilities of the Audit Committee include, among other things, participation in the selection of the independent public accountants of the Trust, review of financial statements of the Trust prior to their submission to the trustees and of other accounting matters of the Trust, monitoring the relationship of the Trust with the Adviser and review of the administration of the Adviser's and the Trust's respective Codes of Ethics and the Adviser's Policy and Procedures to Prevent Insider Trading. The Audit Committee held two meetings during the year ended December 31, 1996. At those meetings the Audit Committee, among other things, (i) reviewed the audited financial statements of the Trust for its 1995 fiscal year, (ii) approved the selection of KPMG Peat Marwick as the Trust's independent public accountants for its 1996 fiscal year and (iii) reviewed the investment management arrangements between the Trust and the Adviser, including the management fee payable by the Trust to the Adviser, and proposed a reduction of such fee that was subsequently approved at the Trust's 1996 Annual Meeting of Shareholders.

     The Board of Trustees has a Nominating Committee, the current members of which are Messrs. David N. Laux, Alfred F. Miossi and Gregory Kuo-Hua Wang. The Nominating Committee exercises such responsibilities as may be charged to it by the Board of Trustees of the Trust from time to time and will consider, when appropriate, recommendations submitted by Shareholders. The Nominating Committee did not meet during the fiscal year ended December 31, 1996.

OFFICERS OF THE TRUST

     The following is a list of the officers of the Trust. The Chairman and the President each holds office until his successor is duly elected and qualified, and all other officers hold office at the direction of the trustees.

     Theodore S.S. Cheng: For information concerning Mr. Cheng, see 'Information Concerning Other Trustees' above.

     Daniel K.L. Chiang: For information concerning Mr. Chiang, see 'Information Concerning Other Trustees' above.

     James M. Wang (Age 40): Secretary, Treasurer and Chief Financial Officer of the Trust since May 1996 and from 1992 to February 1996. From February 1996 to April 1996 Mr. Wang served as Director of Finance and Administration of International Paper Taiwan, Ltd. Mr. Wang served as Senior Tax Manager of Peat Marwick (Taipei) from 1990 to 1992.

     Dirk Bennett (Age 50): Assistant Vice President and Assistant Secretary of the Trust since May 1996. Mr. Bennett has been Manager of the Research Department of the Adviser since 1992. From 1987 to 1992 Mr. Bennett served as the Publications Editor of the Adviser. From 1992 to 1994 Mr. Bennett served as Advisor of the National Bureau of Standards, Ministry of Economic Affairs, R.O.C.

     Marc E. Perlmutter (Age 44): Assistant Vice President and Assistant Secretary of the Trust since 1996. Mr. Perlmutter has been a partner of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. legal counsel to the Trust, since prior to 1992.

     Edwin C. Laurenson (Age 48): Assistant Vice President and Assistant Secretary of the Trust since 1996. Mr. Laurenson has been securities counsel to the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. legal counsel to the Trust, since 1996. He was a principal attorney employed by such firm from prior to 1992 until 1996.

TRUSTEE AND OFFICER COMPENSATION


------------------------------------------------------------------------------------------------------------------
                                                                                            Total Compensation
                                                                                              from the Trust
Name of Person                                                                            Paid to Trustees(1)(2)
------------------------------------------------------------------------------------------------------------------
Theodore S.S. Cheng(3)                                                                            --
Daniel K.L. Chiang(3)                                                                             --
Raymund A. Kathe                                                                               $11,250
Pedro-Pablo Kuczynski                                                                          $ 9,750
Li-Yin Kung                                                                                    $12,000
David N. Laux                                                                                  $12,000
Alfred F. Miossi                                                                               $12,000
Gregory Kuo-Hua Wang(3)                                                                           --
------------------------------------------------------------------------------------------------------------------


(1) The trustees of the Trust do not receive any pension or retirement benefits from the Trust or the Adviser.
(2) Each trustee of the Trust who is not affiliated with the Adviser currently receives fees, paid by the Trust, of $750 for each Board of Trustees meeting or committee meeting attended and an annual trustee's fee of $7,500. The Adviser, which supervises the Trust's investments and pays the compensation and certain expenses of the personnel and certain other interested persons of the Adviser who serve as trustees and/or officers of the Trust, receives an investment advisory fee.
(3) The trustees of the Trust who are officers of the Adviser, or who are otherwise deemed to be interested persons (as defined in the Investment Company Act) of the Adviser, receive no remuneration from the Trust.

        II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At a meeting held on February 21, 1997, the Board of Trustees of the Trust, including a majority of the trustees who were not interested persons of the Trust as defined in the Investment Company Act, selected, by vote cast in person, KPMG Peat Marwick to act as independent public accountants of the Trust for the fiscal year ending December 31, 1997. The Trust knows of no direct or material indirect financial interest of such firm in the Trust. One or more representatives of KPMG Peat Marwick are expected to be present at the Meeting and will have an opportunity to make a statement if they so wish. Such representatives are expected to be available to respond to appropriate questions from Shareholders.

     KPMG Peat Marwick audited the financial statements for the year ended December 31, 1996 included in the Trust's annual report to Shareholders and, in connection with its audit services, also reviewed certain of the Trust's filings with the United State Securities and Exchange Commission.

     The selection of KPMG Peat Marwick by the Board of Trustees as independent public accountants of the Trust is subject to ratification by the Shareholders at the Meeting. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the ratification of the selection of KPMG Peat Marwick as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

     THE  BOARD  OF   TRUSTEES  RECOMMENDS  THAT   SHAREHOLDERS  VOTE  FOR   THE
RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

       III. CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

BACKGROUND AND SUMMARY

     The Trust is registered as a closed-end investment company under the Investment Company Act and has operated as a closed-end fund since the reorganization of The Taiwan R.O.C. Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust's Amended and Restated Declaration of Trust (the 'Declaration of Trust') provides that, if the Shares trade on the New York Stock Exchange (the 'NYSE') at an average discount from their net asset value ('NAV') of more than 10% during any twelve-week period, the Board of Trustees is required to submit to the Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company. For these purposes the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances as of the last trading day in each week.


     In each of the twelve-week periods ended December 27, 1996 through April 4, 1997, the Shares traded at an average discount of greater than 10%. Such discount ranged from 10.86% for the week ended December 27, 1996 to 13.66% for the week ended April 4, 1997. Thus the Board of Trustees is required to submit to the Shareholders the proposal described here. By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then the only other twelve-week period in which the Shares traded at an average discount of greater than 10% was the period ended April 28, 1995. Because the Shares traded during that period at an average discount of 10.09%, at the Trust's Annual Meeting of Shareholders on July 28, 1995 a resolution to convert the Trust into an open-end investment company was submitted to the Shareholders. The Board of Trustees recommended voting against, and such proposal was defeated, with 3.4% of the outstanding Shares voting in favor of the proposal, 26.3% against and 70.3% either not present at the meeting or not voting on this particular matter.



     On April 4, 1997 the Shares' trading price on the NYSE closed at a discount to NAV of 14.36%. Conversion would eliminate the trading market in the Shares and provide each Shareholder with a continuing opportunity to redeem his Shares at their NAV. However, for the reasons described below, the Board of Trustees recommends that Shareholders vote against this proposal, which will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the outstanding Shares.


     At a meeting on February 21, 1997 the Board of Trustees of the Trust reviewed information concerning the legal, operational and practical differences between closed-end and open-end investment companies, the Trust's performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV and the possible effects of conversion on the Trust. At that meeting the Board, including all of the trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, unanimously concluded that it is in the best interests of the Trust and the Shareholders that the Trust remain a closed-end investment company.

     The Board of Trustees and the Adviser believe that conversion to an open-end investment company could adversely affect the functioning of the Trust's investment operations and its investment performance, as described below under 'Effect of Conversion on the Trust -- Portfolio Management.' They also believe that conversion could expose the Trust to the risk of a substantial reduction in its size and a corresponding loss of economies of scale and increase in its expenses as a percentage of NAV, as described below under 'Effect of Conversion on the Trust -- Potential Increase in Expense Ratio and Decrease in Size.'

     In deciding how to recommend that the Shareholders vote on this matter, the Board of Trustees took note of the fact that, since the inception of the Trust in 1989, the Shares frequently have traded at a premium above NAV. (See below under 'Differences Between Open-end and Closed-end Investment
Companies -- Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium.') The Shares' average annual discount/premium (determined by comparing the Shares' NAV to their closing price on the NYSE on each trading day) by year is as follows:


                                                                 DISCOUNT(-)/
YEAR                                                               PREMIUM
------------------------------------------------------------   ----------------
1989 (May 12 to December 31)................................         2.71%
1990........................................................        -9.47%
1991........................................................        -3.28%
1992........................................................         4.40%
1993........................................................         3.46%
1994........................................................         0.75%
1995........................................................         1.66%
1996........................................................         2.95%
1997 (January 1 to March 31)................................       -13.11%


     The Board of Trustees believes that eliminating the possibility of a discount would not justify the fundamental changes that conversion would entail to the Trust's portfolio management and operations, the risk of reduced size and the potential adverse effect on the Trust's investment performance. In order to reduce or eliminate the discount without impairing the Trust's closed-end format and the benefits it derives therefrom, the Adviser has sought to increase awareness about the Trust through Shareholder and market communications and meetings with securities analysts and market professionals in the investment community specializing in the closed-end funds sector. While the Adviser's efforts in this respect have not eliminated the Shares' tendency at times to trade at a discount to NAV, the Board of Trustees believes that such efforts have been beneficial.


     In addition, in 1991 the Board of Trustees authorized a periodic share repurchase program under Rule 10b-18 under the Securities Exchange Act of 1934, pursuant to which purchases of Shares may be made by the Trust when the Shares trade at a discount to their NAV. Although purchases under that program were made only during the second half of 1991, such purchases could be recommenced at any time after appropriate notice to Shareholders. However, the Board of Trustees currently has no plan or intention of causing the Trust to make such purchases. Shareholders also have the opportunity to purchase additional Shares in the market at the discounted price when the Shares trade below their NAV. The Shares' NAV at the end of each week is published in compilations of such information for all closed-end funds in publications such as The Wall Street Journal, The New York Times and Barron's; the daily NAV at the close of the preceding trading day in Taiwan can be obtained by calling the Trust at 1-800-343-9567.


     If this proposal is not approved, the Shares continue to trade at a discount and the average discount is again greater than 10% during a twelve-week period, the Board of Trustees and the Shareholders will have an opportunity to consider again converting the Trust into an open-end investment company. (The Board of Trustees may also decide at any time to present to the

Shareholders the question of whether the Trust should be converted to an open-end investment company; however, under the Declaration of Trust such a voluntary submission would require the approval of two-thirds of the outstanding Shares for its adoption.)

     As described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee,' if the Shareholders vote to convert the Trust into an open-end fund, the Board of Trustees may cause the Trust to impose a fee payable to the Trust on all redemptions of up to .50% of redemption proceeds for a period of up to nine months from conversion.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES


     1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities market at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to April 4, 1997 the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 31, 1993). The Shares most recently traded at a premium to their NAV on October 2, 1996. On April 4, 1997 the closing price of a Share on the NYSE was 14.36% below its NAV. Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in R.O.C. stocks, the Board of Trustees believes that most foreign investors continue to invest in the R.O.C. market through a managed intermediary like the Trust. These developments (particularly the ability of foreign indiviuals to invest directly) have only recently taken effect, however, and additional alternatives to the Trust can be expected to develop as vehicles for investment in R.O.C. securities by investors outside the R.O.C., which could have the effect of reducing or eliminating (or changing to a discount) any premium, or increasing any discount, at which the Shares trade in relation to their NAV.



     By contrast, open-end investment companies, commonly referred to as mutual funds, issue redeemable securities with respect to which no secondary trading market is permitted to develop. Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Investment Company Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund's NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor). It should be noted in this connection that R.O.C. authorities could institute foreign exchange controls, which have historically been utilized for economic or political reasons to regulate the flow of money into and out of the country, that could delay or restrict remittances to the Trust in the future. Such foreign exchange controls have, however, been relaxed in recent years and have never been used to prevent the remittance of funds out of the country in connection with the redemption of securities issued by R.O.C. open-end investment funds.


     Most mutual funds also continuously issue new shares to investors at a price based upon their shares' NAV at the time of issuance. Accordingly, an open-end fund experiences continuing inflows and outflows of cash and may experience net sales or net redemptions of its shares. In that connection it should also be noted that R.O.C. exchange control regulations could restrict the remittance of funds into the R.O.C. from time to time (although they have not been so used in recent years), thus preventing the Trust from replenishing its assets.

     Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their shares at NAV (less the possible temporary redemption fee discussed below under 'Measures to be Adopted if the Trust becomes an Open-end Fund -- Redemption Fee'). The trading market for the Shares would be eliminated, and with it the discount from NAV at which the Shares have periodically tended to trade on the NYSE. Conversion would also eliminate, however, any possibility that the Shares could trade at a premium over NAV.


     2. Cash Reserves; Raising Capital. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment manager's investment strategy. Most
open-end  investment  companies   maintain  cash  reserves   adequate  to   meet
anticipated redemptions without prematurely liquidating their portfolio securities. The maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company's ability to achieve its investment objective by limiting its investment flexibility and the scope of its investment opportunities. In addition, open-ended investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. However, the Trust currently does not invest in, nor does it anticipate investing in, illiquid securities to any material extent.


     Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are trading at a discount to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge, and the absence of a secondary trading market generally makes it impossible to acquire such shares in any other way.

     3. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Some investment managers believe that the listing of an investment company on a U.S. stock exchange, particularly the NYSE, represents a valuable asset, especially in terms of attracting non-U.S. investors. In addition, certain investors, such as pension funds, have internal restrictions on the amount of their portfolio that can be invested in non-listed securities. Delisting would save the Trust annual NYSE fees of approximately $32,000; but the absence of a stock exchange listing, combined with the need to issue new Shares when investors wish to increase their holdings, would have the effect of requiring the Trust to pay federal and state fees on sales of Shares, except to the extent that the underwriter of such sales paid some or all of such fees. Any net savings or increased cost to the Trust because of the different expenses would not, however, be expected to materially affect the Trust's expense ratio.

     4. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of 'load' open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the fund, or both, to compensate it and securities dealers for sales and marketing services (see 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution' below). Shares of 'no-load' open-end investment companies are sold at NAV, without a sales charge, with the fund's investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.

     5. Shareholder Services. Open-end investment companies typically provide more services to shareholders and incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same 'family' of open-end funds at little or no cost to the shareholders. The Trust has engaged in no discussions with any family of funds to become a part of such family, and there can be no assurance that the Trust would be able to make such an arrangement if the Shareholders voted to convert the Trust to an open-end fund. If the requisite majority of the Shareholders approve this proposal, the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service. The Board of Trustees has no current view as to which, if any, Shareholder services it would seek to make available to Shareholders and implement as part of the Trust's joining a family of funds or otherwise.

     6. Leverage. Open-end investment companies are prohibited by the Investment Company Act from issuing 'senior securities' representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks with respect to which there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to various limitations and are not limited to borrowings from banks. This greater ability to issue senior securities gives closed-end investment companies more flexibility in 'leveraging' their shareholders' investments than is available to open-end investment companies. This difference is not likely to be of importance with respect to the Trust, however, because the Trust's fundamental investment policies (which may be changed only with Shareholder consent) forbid it to borrow more than 5% of its NAV. Although the Declaration of Trust permits the Board of Trustees to create and issue preferred stock, the trustees have no intention of doing so.

     7. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of its Shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. A provision in the Declaration of Trust provides that, if the Trust were converted to an open-end investment company, the Declaration of Trust could be amended to provide that the Trust would no longer be required to hold annual meetings. However, no vote is being sought on such a proposal at this time. If the Trust were no longer required to hold annual meetings of Shareholders, it would still be required by the Investment Company Act to have periodic meetings to approve certain matters and, under certain circumstances, to elect trustees. (See the discussion below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Effect on the Trust's Declaration of Trust.') The Trust would save the cost of annual meetings, which management estimates to be approximately $30,000 per year; however, these savings would not be expected to materially affect the Trust's expense ratio.

     8. Reinvestment of Dividends and Distributions. Like the plans of many other closed-end funds, the Trust's Dividend Reinvestment Plan (the 'Plan') permits Shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Trust converted to an open-end investment company. Currently, if the Shares are trading at a discount, the agent for the Plan will attempt to buy as many of the Shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting Shareholder to benefit by purchasing additional Shares at a discount, and this buying activity may tend to lessen any discount. If Shares are trading at a premium, reinvesting Shareholders are issued Shares at the higher of NAV and 95% of the market price. As an open-end investment company, all dividends and distributions would be reinvested at NAV.

     9. Qualification as a Regulated Investment Company. Treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'), allows the Trust to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. To qualify for this treatment the Trust must meet several requirements, one of which is that the Trust must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months. It might not be possible to satisfy this requirement if the Trust were converted to an open-end fund, particularly if the Trust were required to sell recently acquired portfolio securities because of unexpectedly large net redemptions. If the Trust failed to qualify as a regulated investment company under the Code, its income and capital gains would be subject to taxation at both the corporate level and, when distributed, again at the shareholder level.

     10. Capital Gains. The treatment of capital gains required under the Code can be onerous to non-redeeming stockholders of an open-end fund. To raise cash to satisfy redeeming stockholders, a mutual fund may be required to sell portfolio securities. If the fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. The Code imposes both an income tax and an excise tax on a regulated investment company's net capital gain unless the gain is distributed to all stockholders, including non-redeeming stockholders. Thus, unless adequate capital gain distributions are made, non-redeeming stockholders may recognize a greater amount of capital gain. Furthermore, in order to make a capital gain distribution, a fund may need to sell additional portfolio securities, thereby reducing further its size and, possibly, creating additional capital gain.

EFFECT OF CONVERSION ON THE TRUST

     In   addition  to  the  inherent  characteristics  of  open-end  investment companies described above, the Trust's conversion to an open-end investment company would potentially have the consequences described below.


     1. Portfolio Management. As noted above, a closed-end investment company operates with a relatively fixed capitalization while the capitalization of an open-end investment company fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Although the data on the subject are unclear, some observers believe that open-end funds tend to have larger net sales near market highs and larger net redemptions near market lows. To the extent that this is true, if the Trust were to convert to an open-end investment company, the Adviser could be required to invest new monies near market highs and to sell portfolio securities in a falling market when it might otherwise wish to invest. Because the Trust is a closed-end fund, however, the Adviser currently is not required to invest new monies or liquidate portfolio holdings at what may be inopportune times, and can manage the Trust's portfolio with a greater emphasis on long-term considerations.


     The Board of Trustees also believes that the closed-end format is better suited than the open-end format to the Trust's investment objective of achieving long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. The Board of Trustees believes that, notwithstanding developments in Taiwan that have had the effect of liberalizing restrictions on investment by foreign investors in the Taiwan securities market, investor psychology towards Taiwan remains susceptible of rapid and extreme swings that would be likely to have a material and unpredictable impact on inflows and outflows from the Trust if it were open-end. The Board of Trustees believes that the Adviser can better pursue the Trust's long-term investment objective without short-term pressures to invest new monies or liquidate portfolio holdings at times when the Adviser's investment style would dictate doing otherwise. Furthermore, the Board of Trustees believes that a need for the Trust to maintain some level of cash reserves to fund redemptions could restrict the Trust's ability to remain fully invested in equity securities in circumstances in which the Adviser otherwise thought it advantageous to be so invested.

     2. Potential Increase in Expense Ratio and Decrease in Size. Conversion to an open-end investment company would raise the possibility of the Trust suffering substantial redemptions of Shares, particularly in the period immediately following the conversion, although the potential temporary redemption fee of up to 0.50% described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund' might reduce the number of initial redemptions that would otherwise occur. Unless the Trust's principal underwriter, if any, were able to generate sales of new Shares sufficient to offset these redemptions, the size of the Trust would be expected to shrink. (See 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution.') Because certain of the Trust's operating expenses are fixed and others (including the fees paid by the Trust to the Adviser) decline as a percentage of the Trust's NAV as the NAV increases, a decrease in the Trust's asset size would likely increase the ratio of its operating expenses to its income and net assets and, as a result, decrease the Trust's net income per Share. Such a decrease in size would also result in a reduction in the amount of fees paid by the Trust to the Adviser and could result in a decision by the Board of Trustees to terminate and liquidate the Trust (or by the Adviser not to continue to act as such) if the amount of the Trust's assets were reduced such that it was no longer considered economically feasible for the Trust to continue to carry on business.

     3. Possible Sales of Portfolio Securities. If the Trust were to experience substantial redemptions of Shares following its conversion to an open-end investment company, it would probably not have sufficient cash reserves to fund such redemptions and therefore could be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Any net gains resulting from sales of portfolio securities effected to fund cash redemption obligations would normally be distributed to all Shareholders, thereby further reducing the size of the Trust, and would be taxable to them. See 'Differences Between Open-end and Closed-end Investment Companies -- Capital Gains' above.

     4. Conversion Costs. The process of converting the Trust to an open-end investment company would involve legal and other expenses to the Trust, including the preparation of a registration statement under the Securities Act of 1933 (see 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Timing' below) and the payment of necessary fees with respect to such registration statement and the sale of Shares in various states. The Board of Trustees has been advised that these conversion expenses, which would be paid by the Trust and would result in a one-time increase in the Trust's current expense ratio, could be expected to total at least $150,000. Because the Trust is unable to determine at this time the actual costs that would be involved, it is possible that the conversion expenses would be substantially higher.

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
MEASURES TO BE ADOPTED IF THE TRUST BECOMES AN OPEN-END FUND


     If the Shareholders voted to convert the Trust to an open-end fund, the Board of Trustees may take the following actions.


     1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following conversion (thereby reducing any disruption of the Trust's normal portfolio management), and to offset the brokerage and other costs of such redemptions, for a period of up to nine months following the Trust's conversion to an open-end investment company, the Board reserves the right to impose a fee, to be retained by the Trust, of up to 0.50% of the redemption proceeds payable by the Trust on all redemptions. Such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end to open-end status.

     2. Underwriting and Distribution. If the Shareholders voted to convert the Trust to an open-end investment company, the Board would consider whether to select a principal underwriter of the Shares. The Shares could be offered and sold directly by the Trust itself, and by any other broker-dealers who enter into selling agreements with the principal underwriter. The Trust has engaged in no discussions with prospective principal underwriters, and there can be no assurance regarding whether satisfactory arrangements with a principal underwriter would be achieved. The Board of Trustees reserves the right to cause the Trust to enter into an underwriting agreement with a principal underwriter in such form and subject to such conditions as the Board of Trustees deems desirable. If a principal underwriter were selected, there could be no assurance that any such broker-dealer firms would be able to generate sufficient sales of Shares to offset redemptions, particularly in the initial months following conversion.

     3. Effect on the Trust's Declaration of Trust. The Declaration of Trust provides that, if the Shareholders voted to change the Trust's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, provisions in the Declaration of Trust (set forth in Exhibit A to this Proxy Statement) would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of the Shareholders. In addition, the Declaration of Trust provides that if the Trust becomes an open-end fund and is no longer required by stock exchange rules to hold annual meetings for the election of trustees, the Board of Trustees may submit a proposal, which may be adopted by vote of a majority of the Trust's outstanding Shares, that the Trust cease to hold annual meetings of its Shareholders and that it eliminate its staggered Board of Trustees. These actions would have the consequence of requiring Shareholders' meetings to be held only when required by the Investment Company Act, either for the election of trustees (if a majority of the trustees in office were not elected by the Shareholders) or to approve specific matters in accordance with the Investment Company Act's requirements.

     4. Timing. If the Shareholders voted to convert the Trust to an open-end investment company, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of the Shares and the negotiation and execution of a new or amended agreement with the Trust's transfer agent. It is anticipated that such conversion would become effective no later than December 31, 1997 and that the discount, if any, at which the Shares trade in relation to their NAV would be reduced in anticipation of the ability to redeem Shares at NAV upon the completion of the conversion. The provisions of the Declaration of Trust set forth in Exhibit A would become effective

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
simultaneously with the effectiveness of the registration statement referred to above under the Securities Act of 1933.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY INTO AN OPEN-END INVESTMENT COMPANY. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies AGAINST this proposal.

                                 MISCELLANEOUS


     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers or employees of the Adviser. The Trust has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies from Shareholders at an anticipated cost of $8,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by MacKenzie Partners, Inc. in person, by telephone or by facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.


     THE TRUST'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT MARCH 3, 1997 TO SHAREHOLDERS OF RECORD ON MARCH 3, 1997. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TRUST AT C/O DEWE ROGERSON, 850 THIRD AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022 TO REQUEST THE REPORT.

     In the event that a quorum is not obtained for the transaction of business at the Meeting by June 3, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment if it is required. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

     To the knowledge of the Trust, of persons who were affiliated persons of the Adviser (as defined in the Investment Company Act) during 1996, only the Kuomintang (the ruling political party in the R.O.C., which the Trustees believe may be deemed to be a controlling person of the Adviser) did not make timely filings, or failed to make filings, required during or with respect to 1996 by rules of the U.S. Securities and Exchange Commission pursuant to section 30(f) of the Investment Company Act, with respect to holdings of, or transactions in, Shares during 1996 or prior years. Certain holding companies in the R.O.C. through which, to the knowledge of the Trust, the Kuomintang owns its interests in the Adviser, however, did make timely filings (or have provided statements in lieu of required filings). In addition, if the Kuomintang is deemed to be a controlling person of the Adviser, then all other persons controlled by the Kuomintang would be required to file statements on Forms 3, 4 and 5 with respect to ownership of, or transactions in, Shares. No such persons have made any such filings.

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
                             SHAREHOLDER PROPOSALS


     Any proposal by a Shareholder intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Trust at c/o Dewe Rogerson, 850 Third Avenue, 20th Floor, New York, New York 10022 not later than December 8, 1997. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the U.S. Securities and Exchange Commission; but a Shareholder's timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Trust's 1998 Annual Meeting.


                                               BY ORDER OF THE BOARD OF TRUSTEES

                                               James M. Wang
                                               Secretary


c/o Dewe Rogerson
850 Third Avenue
20th Floor
New York, New York 10022
April 7, 1997

                                                                       EXHIBIT A

                 ARTICLE X OF THE TRUST'S DECLARATION OF TRUST

                                  REDEMPTIONS

     In the event that the Shareholders of the Trust vote to convert the Trust from a 'Closed-end company' to an 'Open-end company'. . . , the following provisions shall, upon the effectiveness of such conversion, become effective:

          SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust's effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

          SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with
     Section 10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder's account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty
     (60) days to make an additional investment before the redemption is processed.

                                      A-1

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

                                                       APPENDIX I: FORM OF PROXY

                            THE R.O.C. TAIWAN FUND


1.) The election of trustees to serve for a term expiring on the date of the 2000 Annual Meeting of Shareholders or the special meeting in lieu thereof:


                                                    For     With-     For all
                                                             hold      Except
                                                   [  ]      [  ]       [  ]


    Pedro-Pablo Kuczynski
    Li-Yin Kung
    Gregory Kuo-Hua Wang

    If you do not wish your shares voted For a particular nominee, mark the For All Except box and strike a line through the nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2.) Ratification of the selection of KPMG Peat Marwick as independent public accountants of the Trust for its fiscal year ending December 31, 1997.

                                                   For    Against    Abstain
                                                  [  ]      [  ]       [  ]


3.) Conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

                                                  For    Against    Abstain
                                                 [  ]      [  ]       [  ]

   Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR all nominees referred to in item 1, FOR the proposition referred to in item 2 and AGAINST the proposition referred to in item 3.

   Please sign and return promptly in enclosed envelope. No postage is required if mailed in the United States.

   Mark box at right if an address change or comment has been noted on the reverse side of this card.

                                                           RECORD DATE SHARES:

                             THE R.O.C. TAIWAN FUND
           This Proxy Is Solicited on Behalf of the Board of Trustees
                         Annual Meeting of Shareholders
                                  June 3, 1997

     The undersigned hereby appoints Daniel K. L. Chiang and James M. Wang, or each or either of them, as Proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The R.O.C. Taiwan Fund (the 'Trust') which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the 'Meeting') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 3, 1997 at 9:30 a.m. New York City time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or any such adjournment.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

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